UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 15, 2006


                           TENGTU INTERNATIONAL CORP.
                ------------------------------------------------
               (Exact name of Registrant as specified in charter)

           Delaware                       000-29957              77-0407366
----------------------------      ------------------------   -------------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)


               (Address of principal executive offices) (Zip Code)
                ------------------------------------------------

                                  416-963-3999
                ------------------------------------------------
              (Registrant's telephone number, including area code)


      (Former name, address and fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
            --------------------------------------------------------------------

On May 12, 2006, Mr. Lin Shuixing resigned from his position as CEO of Tengtu International Corp (the "Company") and the general manager of SEA Lane Technology Co., Ltd. Meanwhile, the following people also resigned from their positions: Mr. Zhang Su resigned from his position as COO of the Company; Ms Judy Ye resigned from her position as CFO of the Company; Mr. Feng Qingyang resigned from his position as Vice president of the Company; Mr. Zhang Hongmin resigned from his position as Vice president of the Company; and Mr. Zhu Chongkun resigned from his position as the legal advisor of the company. The Company has not appointed any individuals to fill the vacancies created by the departures.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

     (d) Exhibits

Exhibit-17.1 Letter from Resigning Director

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TENGTU INTERNATIONAL CORP.


Date: May 12, 2006                           By:    /s/  Lin Shuixing
                                                    -----------------------
                                                    Lin Shuixing